Exhibit 32

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Chicago Rivet & Machine Co. (the "Company") for the period ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. Bourg, as President, Chief Operating Officer and Treasurer(and, as such, the principal executive officer and principal financial officer) of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael J. Bourg

Name: Michael J. Bourg

Title:   President, Chief Operating Officer and Treasurer

(Principal Executive Officer and Principal Financial Officer)

Date:   March 29, 2023